UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): September 24, 2006

                            CHECKPOINT SYSTEMS, INC.
    (Exact name of Registrant as specified in its Articles of Incorporation)

           Pennsylvania                                22-1895850
 ---------------------------------            -------------------------
      (State of Incorporation)              (IRS Employer Identification No.)

      101 Wolf Drive, PO Box 188, Thorofare, New Jersey               08086
-------------------------------------------------------------  ----------------
      (Address of principal executive offices)                      (Zip Code)

                                  856-848-1800
       ------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
      ------------------------------------------------------------------
             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition
---------  ---------------------------------------------
On October 31, 2006, the Company issued a press release announcing its financial results for the third quarter ended September 24, 2006.

The information in this Current Report (including the exhibit) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01.   Other Events

The Registrant also announced that its Board of Directors has authorized the
repurchase of up to 2 million shares of the Company's common stock.   Shares
will be repurchased at times and amounts determined by management based on its evaluation fo market conditions and other factors. Repurchaess will be made from time to time in the open market.


Item 9.01.   Financial Statements and Exhibits.

    (c)      Exhibits

    99.1     Checkpoint Systems, Inc. press release dated October 31, 2006

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHECKPOINT SYSTEMS, INC.
Dated:  October 31, 2006                    By:    /s/ W. Craig Burns
                                            Title: Executive Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer

                            Checkpoint Systems, Inc.

                                Index of Exhibits

Exhibit
Number          Description
--------        -----------

99.1            Press Release dated October 31, 2006